UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2020

Anterix Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36827	33-0745043
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3 Garret Mountain Plaza Suite 401 Woodland Park, NJ	07424
(Address of principal executive offices)	(Zip Code)

(973) 771-0300
Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange on which registered
Common Stock, $0.0001 par value	ATEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

On September 2, 2020, Anterix Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) virtually commencing at 9:30 a.m. Eastern Daylight Time.  Of the Company’s 17,294,525 shares of common stock issued and outstanding and eligible to vote as of the record date of July 10, 2020, a quorum of 15,083,348 shares, or approximately 87.21% of the eligible shares, were represented at the virtual Annual Meeting either in person or by proxy.

A description of each matter voted upon at the Annual Meeting is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 20, 2020 (the “Proxy Statement”). The following actions were taken at the Annual Meeting:

(1) Election of Directors.  The Company’s stockholders elected Morgan E. O’Brien, Robert H. Schwartz, Hamid Akhavan, Leslie B. Daniels, Gregory A. Haller, Singleton B. McAllister, Gregory A. Pratt and Paul Saleh as directors, to hold office until the 2021 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Each director nominee received more “FOR” votes than “AGAINST” votes.  The following table shows the number of votes cast “FOR” or “AGAINST” and the number of “ABSTENTIONS” and “BROKER NON-VOTES” for each nominee:

12,272,347

Director	For	Against	Abstentions	Broker Non-Votes
Morgan E. O’Brien	12,272,347	35,493	2,803	2,772,705
Robert H. Schwartz	12,269,311	39,529	1,803	2,772,705
Hamid Akhavan	12,304,204	3,506	2,933	2,772,705
Leslie B. Daniels	12,304,284	3,226	3,133	2,772,705
Gregory A. Haller	9,333,273	2,974,237	3,133	2,772,705
Singleton B. McAllister	9,302,189	3,004,721	3,733	2,772,705
Gregory A. Pratt	12,304,813	3,897	1,933	2,772,705
Paul Saleh	9,332,653	2,974,857	3,133	2,772,705

(2)

Ratification of Auditors.  The Company’s stockholders ratified the appointment of Grant Thornton LLP, with the approval of 99.89% of the votes cast, as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021. The following table shows the tabulation of the votes cast “FOR” and “AGAINST” this proposal as well as the “ABSTENTIONS” submitted on this proposal:

15,066,527

For	Against	Abstentions
15,066,527	8,493	8,328

(3) Advisory Vote on the Compensation of the Named Executive Officers. The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, with the approval of 80.88% of the votes cast.  The following table shows the tabulation of the votes cast “FOR” and “AGAINST” this proposal as well as the “ABSTENTIONS” and “BROKER NON-VOTES” submitted on this proposal:

12,199,902

For	Against	Abstentions	Broker Non-Votes
12,199,902	103,502	7,239	2,772,705

(4) Advisory Vote on Frequency of Compensation of Named Executive Officers. The Company’s stockholders approved, on a non-binding, advisory basis, the recommended frequency of one year for future advisory votes on the compensation of the Company’s named executive officers, with 79.71% of the votes cast in favor of a one year frequency. The following table shows the tabulation of the votes cast “FOR ONE YEAR,” “FOR TWO YEARS” and “FOR THREE YEARS” as well as the “ABSTENTIONS” and “BROKER NON-VOTES” submitted on this proposal:

12,023,3

Votes For ONE YEAR	Votes For Two Years	Votes For Three Years	Abstentions	Broker Non-Votes
12,023,318	12,044	267,822	7,459	2,772,705

No other items were presented for stockholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Anterix Inc.

Date: September 2, 2020	/s/ Gena L. Ashe
Gena L. Ashe
General Counsel and Corporate Secretary